UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2012

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

25	Olstein Strategic
Opportunities Fund

44	Combined Notes to
Financial Statements

54	Additional Information

OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

11	Expense Example

13	Schedule of Investments

18	Statement of Assets
and Liabilities

20	Statement of Operations

21	Statements of Changes
in Net Assets

22	Financial Highlights

OLSTEIN ALL CAP VALUE FUND

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the six-month period ended December 31, 2012, Class C shares of the Olstein All Cap Value Fund increased 6.20% compared to total returns of 5.95% and 6.49% for the S&P 500® Index and the Russell 3000® Index, respectively.  For the quarter ended December 31, 2012, Class C shares of the Olstein All Cap Value Fund increased 2.59% compared to total returns of -0.38% and 0.25% for the S&P 500 Index and Russell 3000 Index, respectively.

MARKET OUTLOOK

Despite growing fears regarding the fiscal cliff and lingering doubts about the sluggish pace of economic recovery, the U. S. equity market proved a rewarding choice for investors in 2012.  During the last quarter of the year, surprisingly good news regarding the U.S. employment and housing markets, combined with a greater measure of certainty following the Presidential election and an eleventh-hour deal (avoiding the drastic effects of the fiscal cliff), helped U.S. equity markets end the year on a strong note.

While doom, gloom and uncertainty dominated equity market sentiment for most of 2012, the overall economic picture continued to improve throughout the past year.  We believe this deliberate progress should continue in 2013 and that signs of real stability, as evidenced by continued growth in employment, improvement in the housing market, increased corporate capital spending, and favorable consumer sentiment could propel equity markets past pre-recession highs in 2013.  On the negative side of the equation, we acknowledge

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/2012, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 14.30%, -0.26%, and 5.42%, respectively.  Per the Fund’s prospectus dated 10/31/12, the expense ratio for the Olstein All Cap Value Fund Class C was 2.32%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

that continued economic stagnation in Europe could cast a shadow over global equity markets in 2013, with scrutiny of debt problems in specific countries likely to cause spikes in downside market volatility during the year.  In an environment where negative headlines and individual macro events can still trigger sharp volatility in market prices, we believe volatility is our friend.

OUR STRATEGY IN THE CURRENT ENVIRONMENT

We continue to believe that by taking advantage of market volatility and depressed equity prices to purchase strong companies with stable or growing free cash flow and management teams that have proven to be shrewd allocators of capital, investors have the potential to achieve above-average long-term returns.  When downside volatility occurs, we will continue to apply our accounting based (looking behind the numbers) free cash flow value discipline to identify companies in which our calculation of intrinsic value materially deviates from current market prices and we believe the upside potential is far greater than the downside risk.  On the other hand, when upside volatility results in market prices approaching or exceeding our calculation of intrinsic value and we believe the risk/reward ratio no longer warrants taking the risk of owning a particular equity, we will take our money off the table and hold cash.  Our portfolio’s relative cash position is never a call on our belief as to the future direction of the stock market.  Our cash position is determined by our ability or inability to discover undervalued equities and our reluctance to increase overall portfolio risk via an undue concentration in any one security.  We have no rules with regard to the amount of cash we will hold if suitable undervalued investments are not identified.  The market appreciation of the past 4 years has made our job more difficult to uncover materially undervalued securities, but as always, individual stocks often over-react to short-term events and/or news which can produce opportunities to discover undervalued securities possessing long-term appreciation potential (as long as an investor has patience for the clouds to clear).

Although consensus is still predicting slow economic growth and mid single digit market returns going forward, it is increasingly important for investors to find ways to benefit from equity returns as an asset class especially during this period of low fixed income returns and potential bond price risk should future inflation result in firming interest rates.  More than four years after the onset of the Great Recession, company balance sheets are in excellent shape with many companies flush with cash and holding little to no, or rapidly decreasing, debt loads.  A material number of companies in our portfolio have cash flow yields that are not only considerably higher than current government bond yields, but also have business models we understand and, in our opinion, have positive growth rates attached to them.

OLSTEIN ALL CAP VALUE FUND

PORTFOLIO REVIEW

We continue to focus on how individual companies have adapted their expectations, strategic plans and operations to recent economic conditions and how they have managed their assets to deliver future earnings to investors.  Our current portfolio consists of companies that we believe have discernible balance sheet strength, a sustainable competitive advantage, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value.  We believe companies with these characteristics are poised to eliminate the valuation gaps created by recent negative market sentiment.

At December 31, 2012, the Olstein All Cap Value Fund portfolio consisted of 88 holdings with an average weighted market capitalization of $44.91 billion.  During the reporting period, the Fund initiated positions in fourteen companies and strategically added to positions in eight companies.  Over the same time period, the Fund eliminated its holdings in seven companies and strategically decreased its holdings in another thirteen companies.  Positions initiated during the last six months of the year include: Alaska Air Group, Big Lots, Charles River Laboratories International, City National Corp., Coach, Deere & Company, Delphi Automotive, eBay, Express Inc., Hormel Foods, Ross Stores, Smith & Wesson Holdings, Vishay Intertechnology and Xylem, Inc.  Positions eliminated during the reporting period include: ConocoPhillips, Dolby Laboratories, Freeport McMoran Copper & Gold, Sealed Air, Tyco International, Western Union and Xerox.

FACTORS AFFECTING PERFORMANCE

Several factors contributed to the Fund’s outperformance of the S&P 500® Index during the six-month reporting period, including, overweight allocations to the Industrials and Health Care sectors combined with underweight allocations to the Utilities and Telecommunication Services sectors.  Stock selection within the Health Care, Industrials and Consumer Staples sectors also positively contributed to the Fund’s returns versus the S&P 500® Index during the reporting period.

The stocks which contributed positively to performance for the six month reporting period included: Analog Devices, Constellation Brands, Teradyne, Teleflex and Microsemi Corp.  Laggards during the twelve month reporting period included Western Union, Legg Mason, Spirit Airlines, Charles Schwab and Dolby Laboratories.  The Fund eliminated its positions in Dolby Laboratories and Western Union.  As of December 31, 2012, the Fund continued to hold Legg Mason, Spirit Airlines and Charles Schwab.

OLSTEIN ALL CAP VALUE FUND

RISK IN 2013:
IN THE ‘NOW’ AND OUT OF THE MARKET?

With the onset of the Great Recession, investors fled equity markets seeking safety in cash and fixed income investments.  A great many of these investors, in the interest of preserving capital, have remained sidelined even though equity markets have rebounded strongly from the lows of 2008 and 2009.  In fact, from its March 9, 2009 low through December 31, 2012, the benchmark S&P 500® Index has posted a total return of more than 100%, with many value funds increasing by an even larger percentage.  Yet, despite this strong performance, a significant number of investors remain on the sidelines immobilized by doom-filled headlines and afraid of a repeat of 2008.

From our perspective, the primary driver of equity market growth since the global financial crisis and market lows of 2008 and 2009 has been an aggressive easy monetary policy in order to jump start the economy and reduce unemployment.  It has been the government’s stated objective to keep interest rates as low as possible for as long as possible.  In our opinion, the current approach to monetary policy holds real risk for investors who are “in the now” and out of the market, that is, those investors who have sharply increased their holdings in bonds and cash and have decreased their holdings of common stocks.  At some point, the aggressive monetary policy of the past four years is likely to trigger an increase in inflation that could negatively impact the value of fixed income and cash holdings.  In fact, we believe that counter to past market cycles, an increase in interest rates from these abnormally low levels would be indicative of an increase in economic growth and be bullish for equity returns and bearish for bond returns.

At this stage of the economic recovery, we believe investors should prepare for the long-term effects of the current low-interest rate monetary policy and seek ways to improve investment returns in a low-growth environment.  The real possibility of increased inflation combined with the realities of investing in a low-growth economic environment should compel investors to find ways to benefit from both productivity growth and capital appreciation in their portfolios.  While many investors are nervous about equity markets or remain sidelined waiting for robust improvement in the economy, we believe there is a strong case for investing in the equity securities of companies whose real economic value is unrecognized by the market, obscured by market uncertainty or overshadowed by temporary problems.  We believe our free cash flow accounting-based investment discipline of looking behind the numbers of individual companies to identify undervalued securities has a decided advantage in the current market environment.

While we attribute much of the current under-exposure in equities to macro-economic concerns and doom and gloom scenarios by most investors and the

OLSTEIN ALL CAP VALUE FUND

press, we prefer to focus on the undervalued securities of good companies with strong balance sheets and unique business models that generate (or have significant potential to generate) sustainable free cash flow.  In addition, we prefer management teams that are deploying their cash balances to either grow through value-added capital expenditures or return excess cash to shareholders through dividends or stock buybacks.

We also believe it is important to identify those companies that not only have correctly focused their priorities in the face of a fragile economic recovery but have also identified options that have created a substantial strategic advantage for what we believe is an eventual inevitable acceleration of economic growth.  As we have stated many times, the Fund focuses on a company’s ability to generate normalized free cash flow as the primary determinant of value.  In particular, companies that continue to thrive in a challenging or stagnant economic environment eventually draw the favorable attention of investors.

Above-average long-term returns are generated by paying attention to the cash return an investor can expect from owning a share of a business and whether or not the potential return has enough of a premium (to the risk free rate) to compensate an investor for the risks of the company’s business model and to correctly predict its ability to produce normalized free cash flow.  Assessing the adequacy of the cash flow return is of greater importance during an uneven economic recovery especially during a time when investors are being told, often quite loudly, to avoid equities and seek safer opportunities.  We believe such times have the potential to set up significant above-average long-term investment returns.

We wish you a happy, healthy and prosperous New Year and remind you that our money is invested alongside yours.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	6/30/04	41,297
9/30/95	10,010	9/30/04	39,043
12/31/95	10,261	12/31/04	43,146
3/31/96	10,882	3/31/05	42,640
6/30/96	11,462	6/30/05	42,302
9/30/96	11,713	9/30/05	43,749
12/31/96	12,760	12/31/05	44,350
3/31/97	13,327	3/31/06	46,566
6/30/97	14,602	6/30/06	44,241
9/30/97	17,250	9/30/06	46,836
12/31/97	17,205	12/31/06	50,755
3/31/98	19,851	3/31/07	51,863
6/30/98	18,468	6/30/07	55,536
9/30/98	15,499	9/30/07	53,029
12/31/98	19,788	12/31/07	49,012
3/31/99	20,717	3/31/08	42,447
6/30/99	25,365	6/30/08	40,189
9/30/99	23,675	9/30/08	38,452
12/31/99	26,692	12/31/08	27,545
3/31/00	28,170	3/31/09	24,767
6/30/00	28,899	6/30/09	30,102
9/30/00	30,596	9/30/09	35,648
12/31/00	30,142	12/31/09	37,741
3/31/01	30,207	03/31/10	40,392
6/30/01	36,192	06/30/10	35,788
9/30/01	28,213	09/30/10	39,695
12/31/01	35,340	12/31/10	43,845
3/31/02	38,259	03/31/11	45,276
6/30/02	33,797	06/30/11	45,310
9/30/02	25,870	09/30/11	37,497
12/31/02	28,528	12/31/11	41,962
3/31/03	26,226	3/31/12	48,519
6/30/03	31,448	6/30/12	45,555
9/30/03	33,797	9/30/12	47,159
12/31/03	38,853	12/31/12	48,380
3/31/04	40,870

Details:
The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/2012, assuming rein-

OLSTEIN ALL CAP VALUE FUND

vestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 14.30%, -0.26%, and 5.42%, respectively.  Per the Fund’s prospectus dated 10/31/12, the expense ratio for the Olstein All Cap Value Fund Class C was 2.32%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change.  Do not make investments based on the securities referenced above.  For a complete listing of the Fund’s holdings, refer to Schedule of Investments starting on page 13.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of The Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach.  However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated.  Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. equity market.  Investors cannot actually make investments in either index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. –  Member FINRA

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Expense Example as of December 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 – December 31, 2012.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual
Class C	$1,000.00	$1,062.00	$12.01
Adviser Class	$1,000.00	$1,065.50	$8.12
Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.56	$11.72
Adviser Class	$1,000.00	$1,017.34	$7.93

*
Expenses are equal to the Fund’s annualized expense ratio of 2.31% and 1.56% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2012

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2012 (Unaudited)

COMMON STOCKS – 94.0%

AIR FREIGHT & LOGISTICS – 1.1%	Shares	Value
FedEx Corp.	65,000	$5,961,800

AIRLINES – 3.2%
Alaska Air Group, Inc. (a)	65,000	2,800,850
Delta Air Lines, Inc. (a)	580,000	6,884,600
Spirit Airlines Inc. (a)	403,000	7,141,160
		16,826,610
AUTO COMPONENTS – 1.4%
Delphi Automotive PLC (a) (b)	83,000	3,174,750
Genuine Parts Company	62,000	3,941,960
		7,116,710
BEVERAGES – 3.7%
The Coca-Cola Company	90,000	3,262,500
Constellation Brands, Inc. – Class A (a)	150,000	5,308,500
Dr Pepper Snapple Group, Inc.	146,000	6,450,280
PepsiCo, Inc.	67,000	4,584,810
		19,606,090
BIOTECHNOLOGY – 2.2%
Charles River Laboratories International, Inc. (a)	109,000	4,084,230
Life Technologies Corporation (a)	149,000	7,312,920
		11,397,150
CAPITAL MARKETS – 3.9%
BlackRock, Inc.	21,000	4,340,910
The Charles Schwab Corporation	560,000	8,041,600
Legg Mason, Inc.	326,000	8,384,720
		20,767,230
CHEMICALS – 1.8%
E. I. du Pont de Nemours & Company	216,000	9,713,520

COMMERCIAL BANKS – 2.6%
BB&T Corporation	189,000	5,501,790
City National Corporation	28,000	1,386,560

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 94.0% – continued

COMMERCIAL BANKS – 2.6% – continued	Shares	Value
U.S. Bancorp	220,000	$7,026,800
		13,915,150
COMMERCIAL SERVICES & SUPPLIES – 2.9%
ABM Industries, Incorporated	220,000	4,389,000
Avery Dennison Corporation	185,000	6,460,200
Korn/Ferry International (a)	278,000	4,409,080
		15,258,280
COMMUNICATIONS EQUIPMENT – 2.5%
Cisco Systems, Inc.	500,000	9,825,000
QUALCOMM, Inc.	54,000	3,349,080
		13,174,080
COMPUTERS & PERIPHERALS – 1.0%
Apple Inc.	10,000	5,330,300

CONSUMER FINANCE – 3.2%
American Express Company	119,000	6,840,120
Equifax, Inc.	120,000	6,494,400
MasterCard, Inc. – Class A	7,200	3,537,216
		16,871,736
CONTAINERS & PACKAGING – 1.0%
Sonoco Products Company	168,000	4,994,640

E-COMMERCE – 0.8%
eBay Inc. (a)	83,000	4,234,660

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.8%
Agilent Technologies, Inc.	208,000	8,515,520
Thermo Fisher Scientific, Inc.	98,000	6,250,440
		14,765,960
ENERGY EQUIPMENT & SERVICES – 1.8%
National Oilwell Varco Inc.	83,000	5,673,050
Schlumberger Limited (b)	55,000	3,810,950
		9,484,000
FOOD PRODUCTS – 0.3%
Hormel Foods Corporation	58,000	1,810,180

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 94.0% – continued

HEALTH CARE EQUIPMENT & SUPPLIES – 8.6%	Shares	Value
Baxter International Inc.	72,000	$4,799,520
Becton, Dickinson and Company	92,000	7,193,480
CareFusion Corporation (a)	220,000	6,287,600
Covidien PLC (b)	111,000	6,409,140
DENTSPLY International Inc.	145,000	5,743,450
Stryker Corporation	139,000	7,619,980
Zimmer Holdings, Inc.	106,000	7,065,960
		45,119,130
HEALTH CARE PRODUCTS – 1.4%
Johnson & Johnson	106,000	7,430,600

HEALTH CARE PROVIDERS & SERVICES – 0.8%
Henry Schein, Inc. (a)	49,000	3,942,540

HOTELS, RESTAURANTS & LEISURE – 1.4%
International Game Technology	518,000	7,340,060

HOUSEHOLD DURABLES – 3.4%
Harman International Industries, Incorporated	225,000	10,044,000
Newell Rubbermaid Inc.	240,000	5,344,800
Snap-on Incorporated	30,000	2,369,700
		17,758,500
INDUSTRIAL CONGLOMERATES – 3.8%
3M Co.	56,000	5,199,600
General Electric Company	352,000	7,388,480
Teleflex Incorporated	107,000	7,630,170
		20,218,250
INSURANCE – 0.7%
The Chubb Corporation	49,000	3,690,680

IT SERVICES – 0.7%
Accenture PLC – Class A (b)	56,000	3,724,000

MACHINERY – 6.4%
Cummins Inc.	68,000	7,367,800
Deere & Company	36,000	3,111,120
Dover Corporation	102,000	6,702,420

The accompanying notes are an integral part of these financial statements.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 94.0% – continued

MACHINERY – 6.4% – continued	Shares	Value
Ingersoll-Rand PLC (b)	131,000	$6,282,760
The Timken Company	158,000	7,557,140
Xylem Inc.	104,000	2,818,400
		33,839,640
MANAGEMENT CONSULTING SERVICES – 1.5%
ABB Limited – ADR (b)	390,000	8,108,100

MEDIA – 1.0%
The Walt Disney Company	106,000	5,277,740

MISCELLANEOUS MANUFACTURING – 1.8%
Pentair Ltd. (b)	135,000	6,635,250
Smith & Wesson Holding Corporation (a)	347,000	2,928,680
		9,563,930
MULTILINE RETAIL – 1.8%
Macy’s, Inc.	239,000	9,325,780

OIL & GAS – 2.0%
Apache Corporation	53,000	4,160,500
Exxon Mobil Corporation	71,000	6,145,050
		10,305,550
REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.5%
Jones Lang LaSalle, Incorporated	93,000	7,806,420

RESTAURANTS – 0.9%
McDonald’s Corporation	52,000	4,586,920

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 6.5%
Analog Devices, Inc.	167,000	7,024,020
Entegris Inc. (a)	490,000	4,498,200
Intel Corporation	395,000	8,148,850
Microsemi Corporation (a)	190,000	3,997,600
Teradyne, Inc. (a)	420,000	7,093,800
Vishay Intertechnology, Inc. (a)	300,000	3,189,000
		33,951,470
SOFTWARE – 1.9%
Microsoft Corporation	369,000	9,863,370

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 94.0% – continued

SPECIALTY RETAIL – 8.3%	Shares	Value
Bed Bath & Beyond, Inc. (a)	156,000	$8,721,960
Big Lots, Inc. (a)	140,000	3,984,400
Express, Inc. (a)	419,000	6,322,710
The Home Depot, Inc.	40,000	2,474,000
Lowe’s Companies, Inc.	158,000	5,612,160
PetSmart, Inc.	35,000	2,391,900
Ross Stores, Inc.	87,000	4,711,050
Staples, Inc.	635,000	7,239,000
The TJX Companies, Inc.	58,000	2,462,100
		43,919,280
TEXTILES, APPAREL & LUXURY GOODS – 3.4%
Coach, Inc.	120,000	6,661,200
Hanesbrands, Inc. (a)	112,000	4,011,840
NIKE, Inc. – Class B	61,000	3,147,600
VF Corporation	27,000	4,076,190
		17,896,830
TOTAL COMMON STOCKS (Cost $432,113,192)		494,896,886

SHORT-TERM INVESTMENTS – 6.3%

MONEY MARKET MUTUAL FUNDS (c) – 6.3%
Fidelity Institutional Money Market Portfolio – Class I, 0.14%	16,910,588	16,910,588
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional shares, 0.15%	16,188,463	16,188,463
TOTAL SHORT-TERM INVESTMENTS (Cost $33,099,051)		33,099,051

TOTAL INVESTMENTS – 100.3%
(Cost $465,212,243)		527,995,937
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(1,819,583)
TOTAL NET ASSETS – 100.0%		$526,176,354

ADRAmerican Depository Receipt.
(a)Non-income producing security.
(b)U.S. Dollar-denominated foreign security.
(c)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2012 (Unaudited)

Assets:
Investments, at value (cost $465,212,243)	$527,995,937
Receivable for securities sold	119,797
Receivable for capital shares sold	141,497
Dividends and interest receivable	458,980
Other assets	65,306
Total Assets	528,781,517

Liabilities:
Payable for capital shares redeemed	790,324
Distribution expense payable	1,037,030
Payable to Investment Manager (See Note 5)	446,348
Payable for shareholder servicing and accounting costs	195,023
Payable to Trustees	40,162
Accrued expenses and other liabilities	96,276
Total Liabilities	2,605,163
Net Assets	$526,176,354

Net Assets Consist of:
Capital stock	$662,873,084
Accumulated net investment loss	(2,514,653)
Accumulated net realized loss on investments sold	(196,965,771)
Net unrealized appreciation on investments	62,783,694
Total Net Assets	$526,176,354

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$465,424,384
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	33,561,614
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$13.87

ADVISER CLASS:
Net Assets	$60,751,970
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	3,851,833
Net asset value, offering and redemption price per share	$15.77

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations

For the Six Months Ended
December 31, 2012
(Unaudited)
Investment Income:
Dividend income	$4,693,970
Interest income	21,289
Total investment income	4,715,259

Expenses:
Investment management fee (See Note 5)	2,664,590
Distribution expense – Class C (See Note 6)	2,361,692
Distribution expense – Adviser Class (See Note 6)	75,725
Shareholder servicing and accounting costs	358,649
Administration fee	175,008
Professional fees	107,068
Trustees’ fees and expenses	73,580
Federal and state registration	31,910
Reports to shareholders	28,118
Custody fees	24,124
Other	40,276
Total expenses	5,940,740
Net investment loss	(1,225,481)

Realized and Unrealized Gain on Investments:
Realized gain on investments	14,853,147
Change in unrealized appreciation / depreciation on investments	18,260,502
Net realized and unrealized gain on investments	33,113,649
Net Increase in Net Assets Resulting from Operations	$31,888,168

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
Six Months Ended		For the
December 31, 2012		Year Ended
	(Unaudited)	June 30, 2012
Operations:
Net investment loss	$(1,225,481)	$(2,745,165)
Net realized gain on investments	14,853,147	38,489,660
Change in unrealized appreciation/depreciation on investments	18,260,502	(37,293,874)
Net increase (decrease) in net assets resulting from operations	31,888,168	(1,549,379)

Net decrease in net assets resulting from
Fund share transactions (Note 7)	(35,489,943)	(82,016,287)

Total Decrease in Net Assets	(3,601,775)	(83,565,666)

Net Assets:
Beginning of period	529,778,129	613,343,795
End of period	$526,176,354	$529,778,129
Accumulated net investment loss	$(2,514,653)	$(1,289,172)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2012		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value –
Beginning of Period	$13.06		$12.99	$10.26	$8.63	$11.57	$19.05
Investment Operations:
Net investment loss(1)	(0.04)		(0.07)	(0.11)	(0.09)	(0.04)	(0.10)
Net realized and unrealized
gain (loss) on investments	0.85		0.14	2.84	1.72	(2.86)	(4.55)
Total from
investment operations	0.81		0.07	2.73	1.63	(2.90)	(4.65)
Distributions from net
realized gain on investments	—		—	—	—	(0.04)	(2.83)
Net Asset Value –
End of Period	$13.87		$13.06	$12.99	$10.26	$8.63	$11.57
Total Return++	6.20	%*	0.54%	26.61%	18.89%	(25.10)%	(27.63)%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.31	%**	2.31%	2.29%	2.31%	2.33%	2.23%
Net investment loss	(0.55	)%**	(0.59)%	(0.87)%	(0.82)%	(0.41)%	(0.67)%
Portfolio turnover rate(2)	17.43%		38.96%	39.28%	47.90%	103.79%	98.00%
Net assets at end of
period (000 omitted)	$465,424		$470,528	$548,301	$488,580	$478,527	$860,438

++	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2012		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value –
Beginning of Period	$14.80		$14.61	$11.45	$9.56	$12.72	$20.49
Investment Operations:
Net investment income (loss)(1)	0.02		0.02	(0.02)	(0.01)	0.03	0.01
Net realized and unrealized
gain (loss) on investments	0.95		0.17	3.18	1.90	(3.15)	(4.95)
Total from
investment operations	0.97		0.19	3.16	1.89	(3.12)	(4.94)
Distributions from net
realized gain on investments	—		—	—	—	(0.04)	(2.83)
Net Asset Value –
End of Period	$15.77		$14.80	$14.61	$11.45	$9.56	$12.72
Total Return	6.55	%*	1.30%	27.60%	19.77%	(24.56)%	(27.06)%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.56	%**	1.56%	1.54%	1.56%	1.58%	1.48%
Net investment income (loss)	0.20	%**	0.16%	(0.12)%	(0.07)%	0.34%	0.08%
Portfolio turnover rate(2)	17.43%		38.96%	39.28%	47.90%	103.79%	98.00%
Net assets at end of
period (000 omitted)	$60,752		$59,250	$65,043	$53,639	$59,559	$154,059

*	Not annualized.
**	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

(THIS PAGE INTENTIONALLY LEFT BLANK.)

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

26	Letter to Shareholders

33	Expense Example

35	Schedule of Investments

38	Statement of Assets
and Liabilities

40	Statement of Operations

41	Statements of Changes
in Net Assets

42	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the six-month period ended December 31, 2012, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund had a return of 11.38%, compared to a total return of 8.84% for the Russell 2500™ Index and a total return of 5.95% for the S&P 500® Index.  For the year ended December 31, 2012, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund increased 22.12%, compared to a total return of 17.88% for the Russell 2500™ Index and a total return of 16.00% for the S&P 500® Index over the same time period.

MARKET OUTLOOK

While uncertainty and doomsday scenarios dominated market sentiment over the last half of the year, the U.S. equity market in general, and smaller capitalization companies in particular, proved to be a rewarding choice for investors in 2012.  During the last quarter of the year surprisingly good news regarding the U.S. employment and housing markets, combined with a greater measure of certainty following the Presidential election and an eleventh-hour deal which avoided the drastic effects of the fiscal cliff, helped U.S. equity markets end the year on a strong note.

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Fund Class A return as of 12/31/12 for the one-year period, five-year period, and since inception (11/1/06), assuming deduction of the maximum Class A sales charge of 5.50% was 15.36%, 4.58% and 3.39%, respectively.  Per the Fund’s 10/31/12 prospectus, the Fund’s gross expense ratio was 1.98%, and the net expense ratio was 1.60% after the contractual expense waiver and/or reimbursement.  The contractual expense waiver shall remain in effect until at least October 28, 2013.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Despite lingering doubts about the sluggish pace of economic recovery, the overall economic picture continued to improve throughout the past year.  We believe this deliberate progress will continue in 2013 and that signs of real stability, as evidenced by continued growth in employment and wages, improvement in the housing market, increased corporate capital spending, and favorable consumer sentiment, could propel equity markets past pre-recession highs in 2013.  While we agree with many pundits that global fiscal policy and sovereign debt concerns may trigger periods of extreme market volatility, we believe modest employment and wage gains, which usually result in increased consumer spending, should increase economic momentum and accelerate growth as the year unfolds.

PORTFOLIO AND PERFORMANCE REVIEW

At December 31, 2012, the Fund’s portfolio consisted of 45 holdings with an average weighted market capitalization of $2.71 billion.  Throughout the reporting period ended December 31, 2012, we continued to modify the portfolio to maintain what we believed was the appropriate defensive posture in light of market volatility by paying strict attention to our valuations (intrinsic value).  When volatility creates material deviations between market prices and intrinsic value (creating undervaluation/overvaluation), we adhere to our strict buy/sell discipline.

Notable gainers in the Fund’s portfolio during the six-month reporting period included:  auto parts company, Dorman Products; industrial goods company, Avery Dennison Corp.; apparel and clothing company, Hanesbrands; diversified machinery company, Hillenbrand, Inc.; and regional airline company, Alaska Air Group.

The biggest detractors from performance during the six-month reporting period included:  information technology services company, Xerox Corp.; major airlines services company, Spirit Airlines, Inc.; apparel stores, Stein Mart Inc.; packaging and container company, Sealed Air Corp.; and recreational vehicle designer and manufacturer, Arctic Cat Inc.

During the quarter, the Fund initiated positions in eleven companies and strategically added to established positions in another nine companies.  Positions initiated during the reporting period include:  Alaska Air Group; Arctic Cat; AVX Corp.; Big Lots Inc.; Charles River Laboratories International; City National Corp.; Express Inc.; International Game Technology; Miller Industries, Inc.; Sensient Technologies; and Vishay Intertechnology, Inc.

Over the same time period, the Fund eliminated its holdings in five companies and strategically reduced its holdings in another five companies.  The

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Fund eliminated or reduced its holdings in companies that either reached our valuation levels or where changing conditions or new information resulted, in our opinion, in additional risk and/or reduced appreciation potential.  We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  Positions eliminated during the quarter include:  CTS Corp.; Sealed Air Corp.; Snap-On, Inc.; Stein Mart Inc.; and Xerox Corp.

REVIEW OF ACTIVIST HOLDINGS

As of December 31, 2012, the Fund was invested in seven activist situations, which represented approximately 22% of the Fund’s equity investments and three of its top ten holdings.  In general, these situations fit our definition of an activist investment where an outside investor, usually a hedge fund, private equity investor, or Olstein Capital Management, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

The Fund’s activist holdings as of December 31, 2012 include security software and services company, Brady Corp., electronic equipment company, Harman International Industries, money management firms, Janus Capital Group and Legg Mason Inc., information technology services company, NCR Corp., airline services company, Spirit Airlines and machine tool company, Timken Company.  We continue to monitor the progress of other activist investors involved in our holdings as they work to increase shareholder value through a specific plan.  While each activist investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value when the investing public or an acquirer realize the potential for increased free cash flow.

With each of our activist situations, one of the most important variables we consider, especially during tough economic times, is the length of time we believe is needed for each company to improve its operations and results.  Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time (generally two years or less) notwithstanding the economic environment.  Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value within two years, we are willing to wait beyond two years for operating results to start to improve if we are being sufficiently rewarded for the risk, and if our ongoing analysis of the company’s financial statements tells us the company is headed in the right direction.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

2013:  OPPORTUNITIES IN SMALL– AND
MID-SIZED COMPANIES

In our last letter to shareholders we discussed the need to prepare for both the inflationary effects of the current low-interest rate monetary policy and the realities of investing in a low-growth economic environment, and suggested that investors find ways to benefit from both productivity growth and capital appreciation in their portfolios.  To meet these two challenges in 2013, we believe there is a strong case for investing in the equity securities of small- to mid-sized companies whose real economic value is unrecognized by the market, obscured by market uncertainty or overshadowed by temporary problems.  Small to mid-size companies not in a clearly recognized high growth mode, usually result in prices which are at material discounts from intrinsic value, thereby creating potential investment opportunities for the Fund.

Throughout the market recovery, many market strategists and financial advisors have encouraged investors to hold the equities of large capitalization companies in their portfolios, with an emphasis on dividend-paying companies.  While we recognize that well-managed, dividend-paying companies, regardless of their size, have proven to be a valuable addition to many portfolios during challenging economic times, we believe there are compelling benefits in a portfolio of “under the radar” small- to mid-sized companies that require a detailed analysis of their financials in order to identify under-valuation.  Small to mid-size companies requiring a detailed financial analysis to ferret out value may be underfollowed and can create a competitive advantage for our style of investing.  We believe our style of investing in small- to mid-size companies provides many benefits which include the ability to invest in companies with: unique new products, technologies or services which have enhanced the company’s value proposition yet have been overlooked during the recent period of economic uncertainty; that are nimble and can quickly adapt to changes in the economy; with an increased potential of being seen as an attractive takeover target for larger companies currently flush with cash and seeking expansion into specific markets, businesses or product categories; or with business models that could be the beneficiary of our anticipated resurgence in private equity investing led by the record amounts of unspent cash.

Corporate cash balances remain at record high levels with Standard and Poor’s reporting that through the third quarter of 2012, “nonfinancial S&P 500 companies continue to hold more than $1 trillion in cash and short-term investments on their collective balance sheet.  That marks the ninth consecutive period in which corporate cash has topped that level.”  With record cash levels on large company balance sheets, we believe smaller companies with unique business units, products and services may become more interesting

OLSTEIN STRATEGIC OPPORTUNITIES FUND

takeover targets as investors expect companies to deploy their cash to deliver greater shareholder returns.  If history is a valid indicator, smaller capitalization companies should be fertile ground for merger and acquisition activity.  In fact, according to Dealogic, in 2012 40% of total M&A volume in North America targeted companies with market capitalizations under $1 billion.

Similarly, private equity firms are also flush with cash that could be used for acquisitions, buyouts, and other deals.  According to Cambridge Associates, private equity firms have raised approximately $355 billion (Barron’s, October 13, 2012) to be used over the next five to six years.  Companies with market capitalizations under $10 billion provide a target-rich environment for private equity deals.

Throughout the Fund’s 6 year history, a portion of our portfolio consisted of companies that face hurdles requiring management to adapt from being exclusively entrepreneurs to focusing on operations as well.  Wall Street tends to over react when companies run into the proverbial wall, which happens quite often with smaller companies as they grow.  We remind you that our challenge is to develop a thorough understanding of how a company’s operations can generate sustainable free cash flow over a complete business cycle – which includes growing, stagnant, or deteriorating economic conditions.  By utilizing a detailed inferential analysis of financial statements, we seek to identify factors that are understating a company’s normalized ability to generate future free cash flow and identify the catalysts and strategic alternatives necessary to bring these hidden earnings to the surface.  We seek to identify small- to mid-size companies with a unique business model, a competitive edge and strong understanding of the markets in which they compete since we believe such companies are usually in a much better position and more flexible to make the changes necessary to have a material impact on future excess free cash flow.  We also believe it is important to identify those companies that not only have focused their priorities in the face of a fragile economic recovery but have also identified options that can create a substantial strategic advantage for the inevitable acceleration of economic growth.  As we wait for equity markets to regain a balanced perspective and once again focus on small- to mid-sized company fundamentals, we remind you that patience provides generous opportunities for the diligent investor.  We intend to stay the course since we are invested in companies that, in our opinion, have the financial strength to ride out the current market negativity while offering favorable long-term business prospects.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

We continue to invest our money alongside yours, value your trust and thank you for your perseverance.  We look forward to writing to you again at the close of the next quarter and remind you that we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the fund’s investment philosophy and are subject to change.  Do not make investments based on the securities referenced above.  For a complete listing of the Fund’s holdings, refer to Schedule of Investments starting on page 35. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of The Olstein Funds, and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information.  The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.  The Russell 2500® Index includes the smallest 2500 securities in the Russell 3000® Index.  Investors cannot actually make investments in either index.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. Equity market.  Investors cannot actually make investments in either index.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Expense Example as of December 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 – December 31, 2012.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/12	12/31/12	7/1/12 – 12/31/12
Actual
Class A	$1,000.00	$1,113.80	$8.52
Class C	$1,000.00	$1,109.30	$12.49
Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.14	$8.13
Class C	$1,000.00	$1,013.36	$11.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365.

Allocation of Portfolio Assets as a percentage of investments
December 31, 2012

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2012 (Unaudited)

COMMON STOCKS – 97.5%

AIRLINES – 4.7%	Shares	Value
Alaska Air Group, Inc. (a)	9,000	$387,810
Spirit Airlines Inc. (a)	68,000	1,204,960
		1,592,770
AUTO COMPONENTS – 2.2%
Dorman Products, Inc. (a)	15,000	530,100
Miller Industries, Inc.	15,600	237,900
		768,000
BEVERAGES – 1.4%
Constellation Brands, Inc. – Class A (a)	14,000	495,460

BIOTECHNOLOGY – 3.3%
Charles River Laboratories International, Inc. (a)	14,000	524,580
Life Technologies Corporation (a)	12,000	588,960
		1,113,540
CAPITAL MARKETS – 6.6%
Janus Capital Group Inc.	105,000	894,600
Legg Mason, Inc.	52,000	1,337,440
		2,232,040
CHEMICALS – 2.6%
Sensient Technologies Corporation	25,000	889,000

COMMERCIAL BANKS – 0.6%
City National Corporation	4,000	198,080

COMMERCIAL SERVICES & SUPPLIES – 9.3%
ABM Industries, Incorporated	32,000	638,400
Avery Dennison Corporation	18,000	628,560
Brady Corporation – Class A	18,000	601,200
Korn/Ferry International (a)	45,000	713,700
Team, Inc. (a)	15,000	570,600
		3,152,460
COMPUTERS & PERIPHERALS – 1.7%
NCR Corporation (a)	23,000	586,040

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.5% – continued

CONSTRUCTION & ENGINEERING – 2.4%	Shares	Value
Aegion Corp. (a)	37,000	$821,030

CONSUMER SERVICES – 1.9%
Hillenbrand, Inc.	28,100	635,341

ELECTRONIC COMPONENTS – 1.1%
AVX Corporation	34,000	366,520

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.0%
Measurement Specialties, Inc. (a)	20,000	687,200

HEALTH CARE EQUIPMENT & SUPPLIES – 2.4%
CareFusion Corporation (a)	14,000	400,120
DENTSPLY International Inc.	11,000	435,710
		835,830
HOTELS, RESTAURANTS & LEISURE – 2.1%
International Game Technology	50,000	708,500

HOUSEHOLD DURABLES – 5.0%
Harman International Industries, Incorporated	38,000	1,696,320

INDUSTRIAL CONGLOMERATES – 5.4%
Standex International Corporation	11,000	564,190
Teleflex Incorporated	18,000	1,283,580
		1,847,770
MACHINERY – 4.7%
Columbus McKinnon Corporation (a)	41,000	677,320
The Timken Company	19,000	908,770
		1,586,090
MISCELLANEOUS MANUFACTURING – 3.2%
Smith & Wesson Holding Corporation (a)	131,000	1,105,640

MULTILINE RETAIL – 3.4%
Macy’s, Inc.	30,000	1,170,600

PAPER & FOREST PRODUCTS – 2.1%
Schweitzer-Mauduit International, Inc.	18,000	702,540

PROFESSIONAL SERVICES – 1.7%
Mistras Group, Inc. (a)	23,000	567,870

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.5% – continued

REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.8%	Shares	Value
Jones Lang LaSalle, Incorporated	15,300	$1,284,282

RECREATIONAL VEHICLES – 1.1%
Arctic Cat Inc.	11,000	367,290

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 11.5%
Entegris Inc. (a)	160,000	1,468,800
Microsemi Corporation (a)	48,000	1,009,920
Teradyne, Inc. (a)	50,000	844,500
Vishay Intertechnology, Inc. (a)	56,000	595,280
		3,918,500
SPECIALTY RETAIL – 5.3%
Big Lots, Inc. (a)	19,000	540,740
Express, Inc. (a)	59,000	890,310
The Finish Line, Inc. – Class A	19,000	359,670
		1,790,720
TEXTILES, APPAREL & LUXURY GOODS – 6.0%
Hanesbrands, Inc. (a)	14,000	501,480
Maidenform Brands, Inc. (a)	47,000	916,030
Rocky Brands, Inc. (a)	48,000	624,960
		2,042,470
TOTAL COMMON STOCKS (COST $28,846,095)		33,161,903

SHORT-TERM INVESTMENTS – 2.8%

MONEY MARKET MUTUAL FUNDS (b) – 2.8%
Fidelity Institutional Money Market Portfolio – Class I, 0.14%	275,708	275,708
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.15%	664,543	664,543
TOTAL SHORT-TERM INVESTMENTS (Cost $940,251)		940,251

TOTAL INVESTMENTS – 100.3%
(Cost $29,786,346)		34,102,154
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(93,504)
TOTAL NET ASSETS – 100.0%		$34,008,650

(a)Non-income producing security.
(b)The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2012 (Unaudited)

Assets:
Investments, at value (cost $29,786,346)	$34,102,154
Receivable for capital shares sold	23,864
Dividends and interest receivable	6,325
Other assets	22,160
Total Assets	34,154,503

Liabilities:
Payable for capital shares redeemed	65,075
Distribution expense payable	31,906
Payable to Investment Manager (See Note 5)	19,070
Payable for shareholder servicing and accounting costs	14,702
Payable for administration fee	3,705
Payable to Trustees	2,039
Accrued expenses and other liabilities	9,356
Total Liabilities	145,853
Net Assets	$34,008,650

Net Assets Consist of:
Capital stock	$30,077,898
Accumulated net investment loss	(210,282)
Accumulated net realized loss on investments sold	(174,774)
Net unrealized appreciation on investments	4,315,808
Total Net Assets	$34,008,650

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$24,201,185
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,873,349
Net asset value and redemption price per share	$12.92
Maximum offering price per share	$13.67

CLASS C:
Net Assets	$9,807,465
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	792,109
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$12.38

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2012
(Unaudited)
Investment Income:
Dividend income	$177,476
Interest income	596
Total investment income	178,072

Expenses:
Investment management fee (See Note 5)	153,816
Distribution expense – Class A (See Note 6)	26,736
Distribution expense – Class C (See Note 6)	46,872
Shareholder servicing and accounting costs	36,048
Federal and state registration	17,543
Professional fees	13,852
Administration fee	11,206
Trustees’ fees and expenses	3,952
Custody fees	3,434
Reports to shareholders	2,182
Other	1,686
Total expenses	317,327
Expense reimbursement by Investment Manager (See Note 5)	(36,068)
Net expenses	281,259
Net investment loss	(103,187)

Realized and Unrealized Gain on Investments:
Realized gain on investments	420,875
Change in unrealized appreciation / depreciation on investments	2,938,111
Net realized and unrealized gain on investments	3,358,986
Net Increase in Net Assets Resulting from Operations	$3,255,799

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
December 31, 2012		Year Ended
	(Unaudited)	June 30, 2012
Operations:
Net investment loss	$(103,187)	$(208,092)
Net realized gain on investments	420,875	1,343,192
Change in unrealized appreciation/depreciation on investments	2,938,111	(1,799,134)
Net increase (decrease) in net assets resulting from operations	3,255,799	(664,034)

Net increase in net assets resulting from
Fund share transactions (Note 7)	3,823,659	4,496,062

Total Increase in Net Assets	7,079,458	3,832,028

Net Assets:
Beginning of period	26,929,192	23,097,164
End of period	$34,008,650	$26,929,192
Accumulated net investment loss	$(210,282)	$(107,095)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
SE FINANCIAL STATEMENTS.
The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2012		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value –
Beginning of Period	$11.60		$11.79	$8.57	$7.08	$8.32	$11.94
Investment Operations:
Net investment loss(1)	(0.03)		(0.07)	(0.10)	(0.06)	(0.05)	(0.07)
Net realized and unrealized
gain (loss) on investments	1.35		(0.12)	3.32	1.55	(1.19)	(3.49)
Total from
investment operations	1.32		(0.19)	3.22	1.49	(1.24)	(3.56)
Distributions from:
Net investment income	—		—	—	—	—	(0.01)
Net realized gain on investments	—		—	—	—	—	(0.05)
Total distributions	—		—	—	—	—	(0.06)
Net Asset Value –
End of Period	$12.92		$11.60	$11.79	$8.57	$7.08	$8.32
Total Return++	11.38	%*	(1.61)%	37.57%	21.05%	(14.90)%	(29.93)%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	1.83	%**	1.98%	2.06%	2.31%	2.60%	2.17%
After expense waiver and/or reimbursement	1.60	%**	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(0.67	)%**	(1.02)%	(1.37)%	(1.37)%	(1.69)%	(1.27)%
After expense waiver and/or reimbursement	(0.44	)%**	(0.64)%	(0.91)%	(0.66)%	(0.69)%	(0.70)%
Portfolio turnover rate(2)	25.30%		47.53%	61.37%	69.78%	107.54%	100.57%
Net assets at end of
period (000 omitted)	$24,201		$17,936	$13,604	$7,112	$5,190	$5,943

++	Total returns do not reflect any sales charge for Class A Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the		For the	For the	For the	For the	For the
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2012		2012	2011	2010	2009	2008
	(Unaudited)
Net Asset Value –
Beginning of Period	$11.16		$11.43	$8.37	$6.96	$8.25	$11.92
Investment Operations:
Net investment loss(1)	(0.07)		(0.15)	(0.17)	(0.12)	(0.10)	(0.14)
Net realized and unrealized
gain (loss) on investments	1.29		(0.12)	3.23	1.53	(1.19)	(3.48)
Total from
investment operations	1.22		(0.27)	3.06	1.41	(1.29)	(3.62)
Distributions from:
Net investment income	—		—	—	—	—	(0.00	)(2)
Net realized gain on investments	—		—	—	—	—	(0.05)
Total distributions	—		—	—	—	—	(0.05)
Net Asset Value –
End of Period	$12.38		$11.16	$11.43	$8.37	$6.96	$8.25
Total Return++	10.93	%*	(2.36)%	36.56%	20.26%	(15.64)%	(30.45)%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.58	%**	2.73%	2.81%	3.06%	3.35%	2.92%
After expense waiver and/or reimbursement	2.35	%**	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(1.42	)%**	(1.77)%	(2.12)%	(2.12)%	(2.44)%	(2.02)%
After expense waiver and/or reimbursement	(1.19	)%**	(1.39)%	(1.66)%	(1.41)%	(1.44)%	(1.45)%
Portfolio turnover rate(3)	25.30%		47.53%	61.37%	69.78%	107.54%	100.57%
Net assets at end of
period (000 omitted)	$9,808		$8,993	$9,493	$7,042	$5,945	$8,298

++	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Amount is less than (0.005) per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their fair value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$115,086,780	$—	$—	$115,086,780
Industrials	114,199,540	—	—	114,199,540
Health Care	81,770,030	—	—	81,770,030
Information Technology	71,369,740	—	—	71,369,740
Financials	56,556,816	—	—	56,556,816
Consumer Staples	21,416,270			21,416,270
Energy	19,789,550	—	—	19,789,550
Materials	14,708,160	—	—	14,708,160
Total Equity	494,896,886	—	—	494,896,886
Short-Term Investments	33,099,051	—	—	33,099,051
Total Investments in Securities	$527,995,937	$—	$—	$527,995,937

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Industrials	$10,351,850	$—	$—	$10,351,850
Consumer Discretionary	9,179,241	—	—	9,179,241
Information Technology	4,596,460	—	—	4,596,460
Financials	3,714,402	—	—	3,714,402
Health Care	3,232,950	—	—	3,232,950
Materials	1,591,540	—	—	1,591,540
Consumer Staples	495,460	—	—	495,460
Total Equity	33,161,903	—	—	33,161,903
Short-Term Investments	940,251	—	—	940,251
Total Investments in Securities	$34,102,154	$—	$—	$34,102,154

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’  policy to recognize transfers at the end of the reporting period.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after December 31, 2012 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

THE OLSTEIN FUNDS

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

3	Purchases and Sales of Investment Securities During the six months ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$87,434,780	$133,644,464
Strategic Fund	$11,131,791	$7,714,291

THE OLSTEIN FUNDS

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$483,010,345	$25,507,237
Gross unrealized appreciation	$73,200,545	$3,268,432
Gross unrealized depreciation	(28,700,265)	(1,891,491)
Net unrealized appreciation	$44,500,280	$1,376,941
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated losses	$(213,085,178)	$(701,988)
Total accumulated gains (losses)	$(168,584,898)	$674,953

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At June 30, 2012, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Fund
Expiring in 2017	$53,397,713	$—
Expiring in 2018	158,398,293	594,893
Total capital loss carryforwards	$211,796,006	$594,893

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

THE OLSTEIN FUNDS

At June 30, 2012, the Funds deferred, on a tax basis, post-December late-year losses of:

All Cap Value Fund	$1,289,172
Strategic Fund	$107,095

The Funds made no distributions of ordinary income or long-term capital gains during the six months ended December 31, 2012 or year ended June 30, 2012.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2009 through June 30, 2012. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of June 30, 2012.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the six months ended December 31, 2012, the All Cap Value Fund incurred investment management fees of $2,664,590, with $446,348 payable to the Investment Manager as of December 31, 2012.  For the same period, the Strategic Fund incurred management fees

THE OLSTEIN FUNDS

of $153,816, with $19,070 net payable to the Investment Manager as of December 31, 2012. The Investment Manager receivables and payables are settled monthly. The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2013 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2013	$100,047
2014	90,126
2015	84,205
2016	36,068
Total	$310,446

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser

THE OLSTEIN FUNDS

Class shares, respectively.  For the six months ended December 31, 2012, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $2,361,692 for Class C and $75,725 for Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the six months ended December 31, 2012, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $26,736 for Class A and $46,872 for Class C shares.

During the six months ended December 31, 2012, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At December 31, 2012, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Six Months Ended		Year Ended
	December 31, 2012		June 30, 2012
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	129,449	$1,739,076	595,997	$7,381,087
Shares redeemed	(2,593,281)	(34,898,946)	(6,763,954)	(83,505,642)
Net decrease	(2,463,832)	$(33,159,870)	(6,167,957)	$(76,124,555)

Shares Outstanding:
Beginning of period	36,025,446		42,193,403
End of period	33,561,614		36,025,446

	Six Months Ended		Year Ended
	December 31, 2012		June 30, 2012
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	87,783	$1,330,971	611,537	$9,050,388
Shares redeemed	(239,698)	(3,661,044)	(1,058,667)	(14,942,120)
Net decrease	(151,915)	$(2,330,073)	(447,130)	$(5,891,732)

Shares Outstanding:
Beginning of period	4,003,748		4,450,878
End of period	3,851,833		4,003,748
Total Net Decrease		$(35,489,943)		$(82,016,287)

THE OLSTEIN FUNDS

Strategic Fund
	Six Months Ended		Year Ended
	December 31, 2012		June 30, 2012
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	426,588	$5,146,125	611,197	$7,082,709
Shares redeemed	(98,919)	(1,180,543)	(219,641)	(2,350,990)
Net increase	327,669	$3,965,582	391,556	$4,731,719

Shares Outstanding:
Beginning of period	1,545,680		1,154,124
End of period	1,873,349		1,545,680

	Six Months Ended		Year Ended
	December 31, 2012		June 30, 2012
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	59,995	$710,518	120,240	$1,308,432
Shares redeemed	(73,435)	(852,441)	(145,532)	(1,544,089)
Net decrease	(13,440)	$(141,923)	(25,292)	$(235,657)

Shares Outstanding:
Beginning of period	805,549		830,841
End of period	792,109		805,549
Total Net Increase		$3,823,659		$4,496,062

8
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”), which matures on May 20, 2013, to be used for liquidity purposes.  To the extent that the line is utilized, it will be collateralized by securities in the Fund’s portfolio.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the six months ended December 31, 2012, the Fund did not draw upon the line of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY
CONTRACTS FOR THE OLSTEIN FUNDS

At a meeting held on September 19, 2012, the Board of Trustees of The Olstein Funds renewed, for an additional year, the investment management agreements under which Olstein Capital Management, L.P. (“the Adviser”) manages the Olstein All Cap Value Fund (“All Cap Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”).  The renewals were approved

THE OLSTEIN FUNDS

by the full Board, as well as by the Trustees who are not “interested persons”(as such term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“independent Trustees”).  As part of the process of evaluating the renewal of the proposed investment management agreements, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information that they specifically requested in connection with the proposed renewal. Such information included reports on each Fund’s investment performance, fees and expenses, portfolio composition, sales and redemptions along with related information about the scope and quality of services provided by the Adviser and periodic reports relating to portfolio management and compliance with each Fund’s investment policies and restrictions. The information specifically requested by the Board in connection with the proposed renewal included special reports based on information prepared by an independent third party comparing each Fund’s investment performance with relevant benchmark indices and with that of other comparable mutual funds, and comparing each Fund’s management fee and overall expense levels with those of other comparable mutual funds.

The independent Trustees reviewed and discussed the materials provided by management in connection with the proposed renewals of the Investment Management Agreements.  The independent Trustees discussed their responsibilities in connection with the proposed renewal of the agreements for the All Cap Fund and the Strategic Fund (collectively, the “Funds”).  The independent Trustees considered the following factors:  (1) the nature and quality of the services provided to the Funds by the Adviser; (2) a comparison of each Fund’s performance versus its respective benchmark indices and versus the performance of comparable funds; (3) periodic meetings with the Adviser’s portfolio managers to judge competence and determine their responsibilities; (4) the Adviser’s costs for providing the services and the profitability of the Fund’s business to the Adviser; (5) fees and expenses incurred by the Funds and their shareholders; (6) economies of scale in relation to the fee schedule; and (7) an evaluation of soft dollar benefits and any other benefits to the Adviser or the Funds as a result of the relationship between the Funds and the Adviser.

In reviewing the nature and quality of services provided by the Adviser, the independent Trustees recognized that the Olstein investment philosophy and its “private equity market valuation” and assessment of “quality of earnings” techniques were unique and would be difficult to replace.  The independent

THE OLSTEIN FUNDS

Trustees acknowledged that these techniques had been developed and refined by Mr. Robert Olstein over many years and that he had imparted valuable information and training to his portfolio managers and researchers that constituted an important core asset of the Adviser.  The independent Trustees also acknowledged that the Adviser devoted significant personnel time to managing the Funds because the Funds comprise all of the Adviser’s assets under management.  The independent Trustees further acknowledged that the portfolio management team was personally committed to the Funds through their significant personal investment in the Funds.  The independent Trustees expressed their satisfaction with the level of information about the Funds and the Adviser that they received throughout the year.  They also noted that the information provided by the Adviser in response to their Section 15(c) investment advisory agreement contract renewal information request continued to improve each year.  In addition to the investment management services provided by the Adviser to the Funds, the independent Trustees noted that, among other things, the Adviser interacted with the Trustees; supervised Fund legal counsel; prepared Board materials and prospectuses; provided chief compliance officer support, overhead and other regulatory compliance assistance; conducted service provider oversight and due diligence, and assisted in public relations and distribution.  The independent Trustees expressed their satisfaction with such services.

The independent Trustees stated that it was critically important to them that management have high ethical standards and they were confident in the integrity of the Adviser’s principals and key personnel.  The independent Trustees expressed appreciation for the thoroughness of the chief compliance officer’s reports received on a quarterly and annual basis and noted the absence and relative insignificance of compliance issues raised from time to time.

Because of the importance of Fund performance to shareholders, the independent Trustees examined the Funds’ performance against indices and appropriate peer groups.  The data provided in the Board materials through June 30, 2012 for the All Cap Fund showed that its performance was in the following quartiles of its Lipper peer group for the most recent one-year, three-year, five-year, ten-year, and fifteen-year time period, respectively:  2nd, 3rd, 4th, 4th, and 1st.  The independent Trustees also reviewed the performance of the All Cap Fund through June 30, 2012 compared to the S&P 500® Index and the Russell 3000® Index.  The All Cap Fund had outperformed the S&P 500® Index for the 15-year and “since inception” time periods.  However, for the remaining time periods, the All Cap Fund had underperformed such index.

THE OLSTEIN FUNDS

The All Cap Fund had similarly outperformed the Russell 3000® Index for the 15-year and “since inception” time periods.  However, for the remaining time periods, the All Cap Fund level had underperformed such index.

The independent Trustees also examined the All Cap Fund’s performance against a peer group selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the All Cap Fund at June 30, 2012 was in the 3rd quartile, 2nd quartile, 4th quartile, 4th quartile, and first quartile of performance for the one-year, three-year, five-year, ten-year, and fifteen-year time period, respectively.

The independent Trustees continued to be extremely pleased with the All Cap Fund’s performance for the 15-year time period, particularly in light of the fact that, based on risk-adjusted investment information provided by the Adviser, the results were not obtained at the expense of undertaking substantial additional risk.  The independent Trustees found the one-year and three-year performance of the All Cap Fund to be near median, and thus, satisfactory, but they were disappointed with the performance of the All Cap Fund for the five-year and ten-year time periods.  Nonetheless, the independent Trustees were impressed with the Adviser’s dedication to its investment management style and practice and observed that, the last 10 years had included two brutal market declines which might have adversely affected the All Cap Fund disproportionately relative to its peers.  The Trustees also observed that the subpar performance of the All Cap Fund during the time period from June 2007 to January 2009 resulted primarily from the All Cap Fund’s overweighting, relative to peers and indices, of financial sector stocks (the performances of which were particularly weak during such time period) and underweighting, relative to peers and indices, of energy and commodity-related stocks.

In addition, the advisor informed the Trustees that the Fund’s relative underweighting of a single security (Apple Computer) relative to peers had a large adverse effect on relative performance due to the spectacular performance of the Apple common stock during the five years ended June 30, 2012.

Despite the Fund’s subpar performance during the ten years ended June 30, 2012, the independent Trustees were satisfied that the Fund continued to apply the Adviser’s stated discipline.

THE OLSTEIN FUNDS

The independent Trustees also reviewed the performance through June 30, 2012 of the Strategic Fund (Class C) compared to a Lipper peer group.  The Strategic Fund had performance which was in the 2nd quartile of the Lipper peer group in the one-year time period.  The Class A shares were in the 2nd quartile of the Lipper Peer Group and the Class C shares were in the 3rd quartile for the three-year and five-year time periods.  The independent Trustees also reviewed such Fund’s performance through June 30, 2012 compared to the S&P 500® Index and Russell 2500® Index.  The Strategic Fund (Class A shares) had outperformed the S&P 500® Index “since inception” and for the three-year time period, but underperformed such index for the five-year and one-year time periods.  The Strategic Fund (Class A shares) had outperformed the Russell 2500® Index for the one-year time period but underperformed such index for the other time periods.  The independent Trustees also examined the Strategic Fund against a peer group (Small Cap Blend) selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the Strategic Fund at June 30, 2012 was in the 2nd quartile, 2nd quartile, and 3rd quartile for the one-year, three-year and five-year time periods.

The independent Trustees concluded that the performance of the Strategic Fund was approximately at median which was satisfactory.  The independent Trustees lauded the fact that the portfolio managers had consistently applied the Fund’s investment style and mandate since inception and were thus satisfied with the performance results thus far.

The independent Trustees then considered the Funds’ costs.  Prior to the Board meeting, they had reviewed a comparison of expenses and investment advisory fees which showed that the All Cap Fund’s total expense ratios were both in the highest quartile of such Fund’s Lipper category.  The Trustees also noted that the Fund’s 1.00% advisory fee was in the highest quartile of its Lipper category.  The Adviser stated that it had no plans to limit expenses or waive any fee for the All Cap Fund.  The independent Trustees acknowledged that the expense ratios and advisory fees were very high.  However, they noted that a contributing factor to the high expense ratio for the Class C shares was the high 12b-1 fee which the All Cap Fund had to charge to get competitive distribution opportunities and that the independent Trustees believed that such fees helped stockholders in the long run.  Apropos of this observation, the independent Trustees noted that the expense ratio for the Adviser Class shares was closer to

THE OLSTEIN FUNDS

the Lipper average expense ratio due to its lower 12b-1 fee and was more comparable to other funds without Class C shares.

Because the Adviser obtains economies of scale with larger amounts of assets under management, the Trustees examined the current break points in the fee schedule for the All Cap Fund.  The Trustees expressed satisfaction with the current break points and hoped that stockholders would be able to benefit from such break points if the All Cap Fund could achieve the necessary scale.

The Lipper comparison of expenses and investment advisory fees for the Strategic Fund showed that the total expense ratios, after contractual fee waivers, were in the fourth (highest) quartile and the third quartile, respectively, of such Fund’s Lipper category.  The Trustees also noted that the Strategic Fund’s 1.00% advisory fee was also in the highest quartile of its Lipper category.   Nonetheless, the Trustees believed that the fee was appropriate.  Moreover, during the Board discussion, the Adviser agreed to limit expenses and waive fees on the same terms as are currently in existence through October 28, 2013.

The independent Trustees reviewed the Adviser’s audited financial statements and considered the Adviser’s profitability for the last three years.  The Adviser’s Section 15(c) materials reported the many steps taken to preserve profitability and the Adviser’s continuing ability to provide the level of services required by the Funds.  The independent Trustees expressed appreciation for the Adviser’s actions to preserve its ability to deliver appropriate services in a challenging economic environment.

Several of the independent Trustees expressed the belief that the unique services provided by the Adviser, the integrity of the Adviser, and the excellent fifteen-year performance of the Adviser warranted an above median fee, and as a result, the independent Trustees considered the fees and expenses of both Funds to be reasonable.

The independent Trustees considered and discussed separately with the Funds’ Chief Compliance Officer the soft dollar benefits that accrue to the Adviser from its relationships with the Funds and were satisfied with the results of such discussions.

The independent Trustees also considered the fall out or ancillary benefits to the Adviser including the Adviser’s receipt of compensation in connection with its distribution and sales efforts; receipt of economic and fundamental research reports through soft dollar arrangements; receipt of proprietary research products and reports from broker-dealers as a benefit to best execution

THE OLSTEIN FUNDS

trading relationships with broker-dealers; and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

Based on the foregoing factors, after deliberation, and after considering the long, historical relationship between the Adviser and the Funds, the independent Trustees concluded that the management fees paid by the All Cap Fund and the Strategic Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and each Fund’s current and reasonably anticipated asset levels and that the management agreements for both Funds should be approved and renewed for an additional year.

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PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Olstein Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing this notice?	The Olstein Funds
What we do
How does The Olstein Funds protect my personal information?
To protect your personal information from unauthorized
access and use, we use security measures that comply with
federal law. These measures include computer safeguards
and secured files and buildings.

How does The Olstein Funds collect my personal information?
We collect your personal information, for example, when you:
• open an account or give us your contact information
• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Semi-Annual Report.

THE OLSTEIN FUNDS

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

This report is submitted for the general
information of the shareholders of the
Fund. The report is not authorized for
distribution to prospective investors in the
Fund unless preceded or accompanied
by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date    March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date    March 5, 2013

By (Signature and Title)      /s/Michael Luper
Michael Luper, Treasurer

Date    March 5, 2013